                                                                  EXHIBIT 10 (B)

                               EATON CORPORATION

                        2007 ANNUAL REPORT ON FORM 10-K

                                   ITEM 15 (B)

                            TENDER OFFER PROSPECTUS

 (Unofficial Translation, Official version available at http://www.yuanta.com)

1.   OFFEROR: Modern Molded Products Ltd. ("OFFEROR")

     RESPONSIBLE PERSON: JEFFREY FIORINI

2.   TARGET COMPANY: Phoenixtec Power Co., Ltd. ("TARGET COMPANY")

3. TYPE OF SECURITIES ACQUIRED: the common shares of the Target Company. Tender of less than three shares will not be accepted. The Offerees shall deposit the shares into their central depository account before tendering their shares for sale. Any shares that are not deposited into the central depository account will not be accepted. The shares tendered for sale shall not be pledged or subject to any other encumbrances which may affect the transferability of the shares. Any shares that were purchased on margin shall be settled in cash before they can be tendered.

4. NUMBER OF SECURITIES TO BE ACQUIRED: Total of 425,255,291 shares, representing 100% of the total issued and outstanding common shares of the Target Company ("TARGET SHARES", the number of 425,255,291 shares is calculated by deducting the 27,000,000 treasury shares, as of July 25, 2007, from the 452,255,291 total issued shares of the Target Company as shown in the public corporate registration information on the website of the Department of Commerce of the Ministry of Economic Affairs ("MOEA"), last amended on July 9, 2007.) In the event that number of tendered shares falls short of the Target Shares, but reaches 216,880,000 shares ("MINIMUM SHARES"), that is the round-up to the nearest multiple of one thousand of the number arrived after multiplying by 51% the 425,255,291 shares, calculated by deducting the 27,000,000 treasury shares, as of July 25, 2007, from the 452,255,291 total issued and shares of the Target Company as shown in the public corporate registration information displayed on the website of the Department of Commerce of the MOEA as last amended on July 9, 2007, the quantity condition of this Tender Offer shall be deemed to be fulfilled and the Offeror shall still acquire the tendered shares after all the other Tender Offer conditions are fulfilled.

5. CONSIDERATION OF TENDER OFFER: The consideration shall be in cash at NT$ 50 per share. The Offerees shall bear all securities transaction tax, bank charges, postage fees for sending checks by registered mail, and other necessary and reasonable fees related to the payment of consideration. If there are any such other costs or expenses, the Offeror will make a public announcement in accordance with the laws. When making payment for the Tender Offer consideration, the Offeror will round up the payment to the nearest dollar after deducting the above costs and expenses from the total amount of consideration payable.

6. TENDER OFFER PERIOD: From 9 am (local time in Taipei) December 21, 2007 ("COMMENCEMENT DATE") to 3.30 pm, January 25, 2008 ("COMPLETION DATE"). Applications for tendering will be accepted between 9 a.m. to 3:30 p.m. (local time in Taipei) on any business day during the Tender Offer Period.

7. THE OFFEROR OR ANY OTHER PERSONS WHO HAVE SIGNED OR AFFIXED THEIR SEALS ON THIS PROSPECTUS SHALL BE LEGALLY LIABLE FOR ANY MISREPRESENTATION OR NONDISCLOSURE IN THIS PROSPECTUS.

8. THE OFFEREES SHALL READ THE PROSPECTUS CAREFULLY AND SHALL PAY SPECIAL ATTENTION TO THE RISK(s) ASSOCIATED WITH THE TENDER. (For risks please see page 9)

9. This Tender Offer Prospectus is available at http://www.yuanta.com (i.e. the website of Yuanta Securities Co., Ltd.)

Date: December 21, 2007

                  NOTICE TO SHAREHOLDERS OF THE TARGET COMPANY

1.   Tender Offer Period: From (local time in Taipei) 9 am, December 21, 2007 to
     3.30 pm, January 25, 2008. Applications to tender will be accepted between 9 a.m. and 3:30 p.m. (local time in Taipei) on any business day during the Tender Offer Period.

2. Tender Offer Consideration: The consideration shall be in cash at NT$ 50 per share.

3.   Tender Offer Agent: Yuanta Securities Co., Ltd. ("AGENT")

4. Acquisition Unit and Acquisition Restrictions: the common shares of the Target Company. Tender of less than three shares will not be accepted. The Offerees shall deposit the shares into their central depository account before tendering their shares for sale. Any shares that are not deposited into the central depository account will not be accepted. The shares tendered for sale shall not be pledged or subject to any other encumbrances which may affect the transferability of the shares. Any shares that were purchased on margin shall be settled in cash before they can be tendered.

5. Location for Tender Offer: For those Offeree shareholders who have deposited the shares into their central depositary accounts, they may tender their shares by presenting their securities deposit book and authorized signature specimen to the securities firms.

6.   Tender Offer Inquiry Hotline: (02) 2712-5566

I.   BASIC INFORMATION OF TENDER OFFER

1.   Basic Information of the Offeror

     ---------------------------------------------------------------------------
     Name:  MODERN MOLDED PRODUCTS LTD.      Responsible Person: Jeffrey Fiorini
     ---------------------------------------------------------------------------
     Web site: None
     ---------------------------------------------------------------------------
     Main Business: Manufacturing "rubber molded golf clubs and putters and grips" and other goods

     F109030   Wholesale of Sports Goods

     F209020   Retail Sale of Sports Goods

     F401010   International Trade

     I201010   Credit Bureau Service

     MODERN MOLDED PRODUCTS LTD. is a wholly owned subsidiary of Eaton Holding IV B.V. Eaton Holding IV B.V. is an indirect wholly owned subsidiary of Eaton Corporation ("EATON"). Eaton is a premier diversified industrial manufacturer with global leadership in electrical systems and components for power quality, distribution and control; fluid power systems and services for industrial, mobile and aircraft equipment; intelligent truck drivetrain systems for safety and fuel economy; and automotive engine air management systems, powertrain solutions and specialty controls for performance, fuel economy and safety. Eaton's sales for the fiscal year ended 2006 were USD$12.4 billion. More information can be found at www.Eaton.com.

     ---------------------------------------------------------------------------

               Shareholding of Directors, Supervisors and Major Shareholders
     ---------------------------------------------------------------------------

        Title        Name/Acting as the    Number of Shares Held    Shareholding
                      Representative of                              Percentage
     ---------------------------------------------------------------------------
      Chairman     Jeffrey Fiorini/Eaton        36,000,000              100%
                      Holding IV B.V.
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
       Director       David Schwieteman/Eaton     36,000,000          100%
                         Holding IV B.V.
     ---------------------------------------------------------------------------
       Director        Donald Bullock/Eaton       36,000,000          100%
                         Holding IV B.V.
     ---------------------------------------------------------------------------
      Supervisor        Steven Chen/Eaton         36,000,000          100%
                         Holding IV B.V.
     ---------------------------------------------------------------------------
      Supervisor         Terri Sun/Eaton          36,000,000          100%
                         Holding IV B.V.
     ---------------------------------------------------------------------------
      Shareholder
      holding over
      10% of the       Eaton Holding IV B.V.      36,000,000          100%
      Target
      Company
     ---------------------------------------------------------------------------

2.   Name, address, telephone number of the Agent and the scope of its mandate:

     ---------------------------------------------------------------------------
          Name           Yuanta Securities Co., Ltd.

     ---------------------------------------------------------------------------
        Address          14F 225 Nanjing East Road, Section 3, Zhong Shan
                         District, Taipei
     ---------------------------------------------------------------------------
      Phone Number       (02) 2717-5566
     ---------------------------------------------------------------------------
                         The Agent is appointed to:

                         1. Accept the delivery, deposit, and return of the securities of this Tender Offer;

                         2.   Deliver the Tender Offer Prospectus;

       Scope of          3.   Receive and deliver the shares of the Target
       Mandate                Company and the consideration for such shares;

                         4. Issue securities transaction tax statement and pay the securities transaction tax for this Tender Offer on behalf of the Offerees;

                         5.   Handle the closing and payment of the shares; and
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
                        6. Handle any and all other matters related to the items above.
     ---------------------------------------------------------------------------

II.  TERMS AND CONDITIONS OF THE TENDER OFFER:

     ---------------------------------------------------------------------------
     1.   TENDER OFFER PERIOD:

          From (local time in Taipei) 9 am, December 21, 2007 ("COMMENCEMENT DATE") to 3:30 pm, January 25, 2008 ("COMPLETION DATE"). Applications for tendering will be accepted between 9 a.m. and 3:30 p.m. (local time in Taipei) on any business day during the Tender Offer Period.
     ---------------------------------------------------------------------------
     2.   THE HIGHEST AND LOWEST ESTIMATED NUMBER OF SECURITIES TO BE ACQUIRED:

          The maximum shares to be acquired by Tender Offer are 425,255,291 shares (being the Target Shares). If the shares being tendered do not equal to the Target Shares, but reach the minimum shares (being 216,880,000 shares), the quantity condition of this Tender Offer shall be deemed to be fulfilled. Then subject to all other conditions being met, the Offeror shall acquire the tendered shares.
     ---------------------------------------------------------------------------
     3.   CONSIDERATION OF THE TENDER OFFER:

          In cash at NT$ 50 per share.

          The Offerees shall bear all securities transaction tax, bank charges, postage fees for sending checks by registered mail, and other necessary and reasonable fees related to the payment of consideration. If there are any such other costs or expenses, the Offeror will make a public announcement in accordance with the laws.

          When making payment for the Tender Offer consideration, the Offeror will round up the payment to the nearest dollar after deducting the above costs and expenses from the total amount of consideration payable. Yuanta Securities will pay the securities transaction tax on behalf of the Offerees.
     ---------------------------------------------------------------------------
     4. UNLESS THE LAW OTHERWISE PROVIDES, AN OFFEREE MAY NOT REVOKE OR CANCEL ITS TENDER AFTER THE OFFEROR MAKES A PUBLIC ANNOUNCEMENT ON THE SATISFACTION OF THE CONDITIONS TO THIS TENDER OFFER.
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     5.   OTHER IMPORTANT MATTERS:

          (1) During the Tender Offer Period, the Offerees may tender their shares by presenting their securities deposit book and original authorized signature specimen to the original securities firms. Please refer to the explanations on the website http://www.yuanta.com.tw/ for relevant details.

          (2) When the Offerees tender their shares for sale, they are deemed to have authorized TDCC and the Offeror to disclose to Yuanta Securities their names, addresses, ID number or company registration number for the Agent to process the matters related to the Tender Offer.

          (3) The Offerees shall own the shares to be tendered. The shares tendered for sale shall not be pledged or subject to any other encumbrances which may affect the transferability of the shares. Any shares that were purchased on margin shall be settled in cash before they can be tendered.

          (4) Shares in physical form will not be accepted in this Tender Offer. Those who hold the shares of the Target Company in physical form must deposit their shares into their central depository account with TDCC before tendering. Tender of less than three shares will not be accepted either.

          (5) Before the completion of this Tender Offer, if the Offeror finds it necessary to extend the Tender Offer Period, it may do so pursuant to the relevant law and regulations.

          (6) If there are any material changes to the Target Company's financial situation, business operation, the Offeror's bankruptcy or reorganization as ordered by an authority or occurrence of the situations prescribed by the competent authority, the Offeror may suspend or terminate the Tender Offer after obtaining approval from the competent authority.

          (7) Offerees understand and acknowledge that the success of the Tender Offer is subject to a number of factors, including, but not limited to, the number of shares actually tendered and other circumstances not attributable to the Offeror. If the Tender Offer is subject to consent, approval, order, authorization or permit (the "APPROVAL") of the competent authorities of the ROC (including Investment Commission, MOEA; Financial Supervisory Commission, Executive Yuan; and Fair Trade Commission, Executive
               Yuan) and the other countries or territories with jurisdiction over the Tender Offer (including the PRC, Germany and the US) or declaration thereof to the above
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
               competent authorities is required, and the Approval is not obtained or the Tender Offer is not completed during the Tender Offer Period, the Offerees will bear the risk of delayed receipt of the subscription price, price fluctuation and failure of the Tender Offer.

          (8) At the end of the Tender Offer Period, if the number of shares actually tendered is less than the Minimum Shares, there may be a risk of failure of the Tender Offer.

          (9) For shares offered for sale by the Offerees that are tax-deferred, in accordance with the Ministry of Finance 890726 Tai-Cai-Shui No. 890454416 letter, if the tax-deferred shares are deposited at Taiwan Depositary & Clearance Corporation, these shares will not be treated as tax-deferred, and will be consolidated into the shareholder's income in the current year and subject to annual consolidated income tax. The Offerees understand after they have deposited their tax-deferred shares at Taiwan Depositary & Clearance Corporation, they will be liable to report tax return and pay income tax on the tax-deferred shares even if the Tender Offer is not consummated.

          (10) Please peruse this Tender Offer Prospectus for any other important terms and conditions.
     ---------------------------------------------------------------------------

III. TYPE AND SOURCE OF PAYMENT AND SOURCE FUNDING FOR THE TENDER OFFER

     ---------------------------------------------------------------------------
     Itemized Statement of     The Offeror will pay part of the consideration
     the Offeror's Funds       with its own funds. For such purpose, the Offeror
                               passed a board resolution on December 17, 2007 to
                               increase its capital of NT$ 6,460,000,000 through
                               issuance of 646,000 new shares at NT$10,000 each
                               for subscription by its shareholder Eaton Holding
                               IV B.V.
     ---------------------------------------------------------------------------
                               Source of Capital: The Offeror's shareholder.

                               The Offeror's shareholder will provide a
                               shareholder loan not exceeding NT$ 15,553,000,000
                               for payment of the consideration of the Tender
                               Offer with the Offeror's own funds.
                               -------------------------------------------------
                               2.  Primary Borrower: Eaton Holding IV B.V.
     Details of the            -------------------------------------------------
     Financing Plan :          3.  Whether the assets of the Target Company will
                               be used as collateral in the Offeror's repayment plan:

                               [ ] Yes, the details of the repayment

                               [X] No, the assets of the Target Company will not
                                   be used as collateral in the Offeror's
                                   repayment plan.
     ---------------------------------------------------------------------------

IV.   RISKS OF PARTICIPATION OR NON-PARTICIPATION IN TENDER OFFER

RISKS ASSOCIATED WITH PARTICIPATION IN THE TENDER OFFER

1. ANY MATERIAL CHANGES TO THE TARGET COMPANY'S FINANCIAL SITUATION, BUSINESS OPERATION, THE OFFEROR'S BANKRUPTCY OR REORGANIZATION AS ORDERED BY AUTHORITY OR OCCURRENCE OF THE SITUATIONS PRESCRIBED BY THE COMPETENT
     AUTHORITY:

     IF, AFTER THE COMMENCEMENT OF THIS TENDER OFFER, ANY MATTER PRESCRIBED UNDER SUBPARAGRAPHS 1 TO 3, PARAGRAPH 1, ARTICLE 43-5 OF THE SECURITIES AND EXCHANGE ACT ("SEA") OCCURS, INCLUDING ANY MATERIAL CHANGES TO THE TARGET COMPANY'S FINANCIAL SITUATION AND BUSINESS OPERATION (INCLUDING WITHOUT LIMITATION ANY MATERIAL FALSE STATEMENT OR CONCEALMENT IN THE FINANCIAL STATEMENT OR OTHER BUSINESS-RELATED DOCUMENTS OF THE TARGET COMPANY THAT HAVE BEEN DECLARED OR DISCLOSED), THE OFFEROR'S BANKRUPTCY OR REORGANIZATION AS ORDERED BY AUTHORITY OR OCCURRENCE OF THE SITUATIONS PRESCRIBED BY THE COMPETENT AUTHORITY, AND THE OFFEROR MAY DISCONTINUE THIS TENDER OFFER UPON APPROVAL OF THE COMPETENT AUTHORITIES, THE OFFEREE WILL BEAR THE RISK OF PRICE FLUCTUATION AND FAILURE OF THE TENDER OFFER.

2.   APPROVAL OF THE INVESTMENT COMMISSION OF THE MOEA:

     THE OFFEROR IS A COMPANY INVESTED BY A FOREIGNER AND ALL OF THE FUNDING SOURCES OF THIS TENDER OFFER ARE THE SUBSCRIPTION PRICE PAID BY THE SHAREHOLDER OF THE OFFEROR IN CASH FOR THE NEW SHARES ISSUED FOR THE INCREASE OF THE OFFEROR'S CAPITAL AND THE LOAN PROVIDED BY THE SHAREHOLDER OF THE OFFEROR. THEREFORE, THE APPROVAL OF THE INVESTMENT COMMISSION ("IC") OF THE MINISTRY OF ECONOMIC AFFAIRS ("MOEA") MUST BE OBTAINED BEFORE THE SHAREHOLDERS OF THE OFFEROR INCREASE THEIR INVESTMENT IN THE OFFEROR AND REMIT THE SUBSCRIPTION PRICE. THE OFFEREE SHALL UNDERSTAND THAT HE/SHE WILL HAVE TO ASSUME THE RISKS OF DELAY IN PAYMENT OF CONSIDERATION, FAILURE OF THIS TENDER OFFER, AND CHANGE OF MARKET PRICE IF THE IC DOES NOT APPROVE THIS TENDER OFFER OR ORDERS A SUSPENSION OF THE EFFECTIVENESS OF OR REVOCATION OF THE APPROVAL.

3.   RE-DECLARATION AND PUBLIC DISCLOSURE:

     THE FSC MIGHT ORDER THE OFFEROR TO REVISE THE REPORTING PARTICULARS OF THE TENDER OFFER AND RE-SUBMIT THE FILING AND PUBLIC ANNOUNCEMENT OF THIS TENDER OFFER IN ACCORDANCE WITH PARAGRAPH 2, ARTICLE 43-5 OF THE SEA. IN LIGHT OF THE FOREGOING, THERE MAY BE RISKS ASSOCIATED WITH RE-SUBMISSION AND RE-ANNOUNCEMENT.

4.   SECURITIES AS CONSIDERATION:

     THE SOLE CONSIDERATION OF THIS TENDER OFFER IS CASH INSTEAD OF SECURITIES. AS A RESULT, THERE ARE NO FAILURE OR DELAY RISKS ASSOCIATED WITH THE DELAY IN THE ISSUANCE OF SECURITIES AS THE TENDER OFFER CONSIDERATION.

5. TENDERS SHALL NOT BE CANCELLED AFTER THE CONDITIONS TO THE TENDER OFFER ARE FULFILLED AND PUBLIC ANNOUNCEMENT THEREOF IS MADE BY THE OFFEROR.

     ONCE THE CONDITIONS TO THE TENDER OFFER ARE FULFILLED AND PUBLIC ANNOUNCEMENT THEREOF IS MADE BY THE OFFEROR, THE OFFEREES WILL NOT BE ABLE TO CANCEL THEIR TENDERS AND WILL HAVE TO ASSUME THE RISKS ASSOCIATED THEREWITH, REGARDLESS OF WHETHER ANOTHER OFFEROR MAKES A TENDER OFFER AT A HIGHER PRICE OR THE MARKET PRICE OF THE SHARES OF THE TARGET COMPANY IS HIGHER THAN THE CONSIDERATION PROVIDED HEREIN.

6.   NUMBER OF SHARES TENDERED DOES NOT REACH THE MINIMUM SHARES

     THERE IS A RISK THAT THIS TENDER OFFER WILL FAIL IF THE NUMBER OF SHARES TENDERED DOES NOT REACH THE MINIMUM SHARES BY THE END OF THE TENDER OFFER PERIOD.

7.   EXTENSION OF THE TENDER OFFER PERIOD:

     THE TENDER OFFER PERIOD MAY BE EXTENDED FOR LEGITIMATE CAUSES AND THE OFFEREES MIGHT FACE RISKS ASSOCIATED WITH THE DELAY IN CLOSING AND THE FLUCTUATIONS IN MARKET PRICE.

8.   TOTAL NUMBER OF TENDERED SHARES EXCEEDS TARGET SHARES:

     THE OFFEROR PROPOSES TO ACQUIRE 100% OF THE TOTAL ISSUED AND OUTSTANDING SHARES OF THE TARGET COMPANY. AS A RESULT, THERE ARE NO RISKS ASSOCIATED WITH THE SITUATION WHERE THE TOTAL NUMBER OF TENDERED SHARES EXCEEDS THE TARGET SHARES AND THAT THE OFFEROR HAS TO ACQUIRE THE TENDERED SHARES FROM ALL THE OFFEREES ON A PRO-RATA BASIS.

9. THE OFFEREES UNDERSTAND AND ACKNOWLEDGE THAT THE SUCCESS OF THE TENDER OFFER IS SUBJECT TO A NUMBER OF FACTORS, INCLUDING, BUT NOT LIMITED TO, THE NUMBER OF SHARES ACTUALLY TENDERED AND OTHER CIRCUMSTANCES NOT ATTRIBUTABLE TO THE OFFEROR. IF THE TENDER OFFER IS SUBJECT TO THE CONSENT, APPROVAL, ORDER, AUTHORIZATION OR PERMIT BY THE TAIWANESE COMPETENT AUTHORITIES, INCLUDING INVESTMENT COMMISSION, MOEA; FINANCIAL SUPERVISORY COMMISSION, EXECUTIVE YUAN; AND FAIR TRADE COMMISSION, EXECUTIVE YUAN, AND OTHER COUNTRIES WITH JURISDICTION OVER THE TENDER OFFER, INCLUDING THE PRC, GERMANY AND THE US ("COMPETENT AUTHORITIES"), OR MUST BE REPORTED TO THE COMPETENT AUTHORITIES, AND THE ABOVE REQUIREMENT IS NOT MET OR SATISFIED BEFORE THE END OF THE TENDER OFFER PERIOD, THE OFFEREES SHALL BEAR THE RISK OF DELAYED RECEIPT OF THE

     CONSIDERATION OF THE SHARE PURCHASE, OR FAILURE TO COMPLETE THE TENDER OFFER, AND CHANGE OF MARKET PRICE.

10. THE OFFEREES MUST OWN THE SHARES TO BE TENDERED AND THE SHARES TO BE TENDERED MUST NOT BE PLEDGED OR SUBJECT TO ANY ENCUMBRANCES THAT WOULD AFFECT THE TRANSFERABILITY OF THE SHARES. ANY SHARES THAT WERE PURCHASED ON MARGIN MUST BE SETTLED IN CASH BEFORE THEY CAN BE TENDERED. SHARES IN PHYSICAL FORM WILL NOT BE ACCEPTED IN THIS TENDER OFFER. THOSE WHO HOLD THE SHARES OF THE TARGET COMPANY IN PHYSICAL FORM MUST DEPOSIT THEIR SHARES INTO THEIR CENTRAL DEPOSITORY ACCOUNT WITH TDCC BEFORE TENDERING. IF AN OFFEREE DOES NOT DO SO, THERE IS A RISK THAT THEIR SHARES CANNOT BE TENDERED.

11.  TAX-DEFERRED STOCKS:

     FOR SHARES OFFERED FOR SALE BY THE OFFEREES THAT ARE TAX-DEFERRED, IN ACCORDANCE WITH THE MINISTRY OF FINANCE 890726 TAI-CAI-SHUI NO. 890454416 LETTER, IF THE TAX-DEFERRED SHARES ARE DEPOSITED AT TAIWAN DEPOSITARY & CLEARANCE CORPORATION, THESE SHARES WILL NOT BE TREATED AS TAX-DEFERRED, AND WILL BE CONSOLIDATED INTO THE SHAREHOLDER'S INCOME IN THE CURRENT YEAR AND SUBJECT TO ANNUAL CONSOLIDATED INCOME TAX. THE OFFEREES UNDERSTAND AFTER THEY HAVE DEPOSITED THEIR TAX-DEFERRED SHARES AT TAIWAN DEPOSITARY & CLEARANCE CORPORATION, THEY WILL BE LIABLE TO REPORT TAX RETURN AND PAY INCOME TAX ON THE TAX-DEFERRED SHARES EVEN IF THE TENDER OFFER IS NOT CONSUMMATED.

12.  OTHER MATERIAL RISKS THAT THE TENDER OFFEROR KNOWS COULD AFFECT THE TENDER
     OFFER:
     NONE.

RISKS ASSOCIATED WITH NON-PARTICIPATION IN THE TENDER OFFER

1. IT IS CONTEMPLATED THAT AFTER THE COMPLETION OF THIS TENDER OFFER, THE TARGET COMPANY AND ITS 100% OWNED SUBSIDIARY, FU-RUIE INVESTMENT CO., LTD, WILL EACH HOLD A BOARD OR SHAREHOLDERS MEETING TO REVIEW AND APPROVE THE MERGER PROPOSAL. THE TARGET COMPANY WILL BECOME THE SURVIVING COMPANY, AND FU-RUIE INVESTMENT CO., LTD WILL BECOME THE DISSOLVED COMPANY. THE OFFEROR MAY, AS AN ALTERNATIVE, HAVE THE SHARES OF THE TARGET COMPANY HELD BY FU-RUIE INVESTMENT CO., LTD CANCELLED BY USING OTHER MEANS PERMITTED BY THE LAW AND RELEVANT REGULATIONS. THEN THE OFFEROR AND THE TARGET COMPANY WILL EACH HOLD A BOARD OR SHAREHOLDERS MEETING (DEPENDING ON THE TOTAL NUMBER OF SHARES ACQUIRED IN THE TENDER OFFER), TO REVIEW AND APPROVE THE CASH MERGER PROPOSAL WITH THE OFFEROR ("MERGER"). THE OFFEROR WILL BECOME THE SURVIVING COMPANY, AND SHALL OFFER AS MERGER CONSIDERATION TO PURCHASE THE SHARES OF THE TARGET COMPANY AT NT$ 50 PER SHARE, WHICH IS THE SAME AS THE CONSIDERATION OFFERED IN THIS TENDER OFFER. THE EFFECTIVE DATE OF THE MERGER WILL BE DETERMINED BY THE BOARDS OF THE TWO COMPANIES AFTER THE TERMS AND CONDITIONS SET FORTH IN THE MERGER AGREEMENT HAVE

     BEEN FULFILLED. SHAREHOLDER PLEASE NOTE THAT, UPON THE COMPLETION OF THIS TENDER OFFER, THE OFFEROR WILL HOLD AT LEAST 51% OF THE TARGET COMPANY'S ISSUED SHARES. PURSUANT TO THE COMPANY LAW AND OTHER RELEVANT REGULATIONS, THE OFFEROR'S SHAREHOLDING ALONE WILL BE SUFFICIENT TO PASS THE RESOLUTION AT THE SHAREHOLDERS MEETING OF THE TARGET COMPANY TO APPROVE THE MERGER WITH THE OFFEROR, WITH THE TARGET COMPANY BEING THE DISSOLVING COMPANY. AFTER THE TARGET COMPANY MERGES INTO THE OFFEROR, ITS SHARES CAN NO LONGER BE TRADED ON THE TAIWANESE STOCK EXCHANGE ("TSE") AND THOSE SHARES WILL BE DELISTED AFTER OBTAINING APPROVAL FROM THE SECURITIES AND FUTURES BUREAU ("SFB") OF THE FSC AND THE TSE. IF THE SHAREHOLDERS OF THE TARGET COMPANY DO NOT TENDER THE SHARES IN THIS TENDER OFFER, SUCH SHARES CANNOT BE TRADED ON THE MARKET ONCE THEY ARE DELISTED, AND THESE SHAREHOLDERS MAY NOT RECEIVE THE MERGER CONSIDERATION OR OTHER MARKET PRICE AS CONFIRMED BY THE COURT PURSUANT TO A LEGITIMATE REQUEST IN ACCORDANCE WITH APPLICABLE LAWS AND REGULATIONS UNTIL AFTER THE MERGER EFFECTIVE DATE.

2. SET FORTH BELOW IS THE COMPARISON ON THE DIFFERENT TAX TREATMENT FOR THE SHAREHOLDERS WHO CHOOSE TO PARTICIPATE IN THIS TENDER OFFER AND THOSE WHO CHOOSE TO PARTICIPATE IN THE MERGER:

     (1) PARTICIPATION IN THIS TENDER OFFER: THE SALE PROCEEDS WILL BE SUBJECT TO 0.3% SECURITIES TRANSACTION TAX. IF THE SHAREHOLDERS ARE DOMESTIC PROFIT-SEEKING ENTERPRISES, ACCORDING TO THE MINIMUM ALTERNATIVE TAX ACT, CAPITAL GAINS REALIZED FROM SALE OF SECURITIES SHOULD BE CONSOLIDATED INTO THEIR MINIMUM INCOME FOR CALCULATING THE ALTERNATIVE MINIMUM TAX.

     (2) PARTICIPATION IN THE MERGER: ACCORDING TO A RULING (TAI-TSAI-HSUEI-TZI- 9304538300) ISSUED BY THE MINISTRY OF FINANCE ON SEPTEMBER 21, 2004: "IN CASE OF A MERGER BETWEEN COMPANIES WHEREBY THE TOTAL MERGER CONSIDERATION RECEIVED BY THE DISSOLVING COMPANY IS IN EXCESS OF THE CAPITAL CONTRIBUTION OF ALL OF ITS SHAREHOLDERS (INCLUDING CAPITAL, CAPITAL PREMIUM IN THE LEGAL RESERVE AND MERGER PREMIUM), AND THE EXCESSIVE AMOUNT IS FULLY REALIZED IN CASH, ANY AMOUNT OF THE EXCESSIVE AMOUNT DISTRIBUTED TO THE SHAREHOLDERS OF THE DISSOLVING COMPANY SHALL BE DEEMED DIVIDEND INCOME (INVESTMENT INCOME) WHICH IS SUBJECT TO INCOME TAX." THE CASH MERGER CONSIDERATION PAID BY THE OFFEROR TO THE LOCAL INDIVIDUAL SHAREHOLDERS (NT$ 50 EACH SHARE) IN EXCESS OF THE TOTAL CAPITAL CONTRIBUTION OF ALL THE SHAREHOLDERS (CAPITAL, CAPITAL PREMIUM IN THE LEGAL RESERVE, AND MERGER PREMIUM) SHALL BE DEEMED AS DIVIDEND INCOME TO THE RECIPIENTS, WHICH SHALL BE CONSOLIDATED INTO THEIR GROSS INCOME FOR CALCULATING INCOME TAX. IN CASE THE SHAREHOLDERS OF THE DISSOLVING COMPANY ARE PROFIT-SEEKING ENTERPRISES THAT ARE COMPANIES, THE NET DIVIDENDS OR THE NET RETAINED EARNINGS THUS DISTRIBUTED NEED NOT BE CONSOLIDATED INTO THEIR INCOME FOR CALCULATION OF CORPORATE INCOME TAX IN

          ACCORDANCE WITH ARTICLE 42 OF THE INCOME TAX ACT. THE AMOUNT OF DEDUCTIBLE TAX SHALL BE CONSOLIDATED INTO THE BALANCE OF ITS SHAREHOLDER DEDUCTIBLE TAX ACCOUNT IN ACCORDANCE WITH ARTICLE 66-13 OF THE INCOME TAX ACT. IF THE SHAREHOLDERS ARE FOREIGN INDIVIDUALS OR BUSINESSES, THE DIVIDENDS THUS RECEIVED ARE SUBJECT TO 20% WITHHOLDING TAX (OR OTHER WITHHOLDING TAX RATE IN ACCORDANCE WITH APPLICABLE TAX TREATIES).

     (3) PLEASE NOTE THAT THE ABOVE IS FOR REFERENCE ONLY AND SHOULD NOT BE TREATED AS TAX ADVICE OR OPINION. SHAREHOLDERS OF THE TARGET COMPANY SHOULD SEEK FROM THEIR OWN TAX CONSULTANTS ADVICE ON TAX LIABILITIES ON PARTICIPATION IN THIS TENDER OFFER OR THE MERGER.

V.   POST-TENDER OFFER MATTERS

1.   Method of Payment of Consideration

     ---------------------------------------------------------------------------
          Time           Within 6 business days, including the 6th day, after
                         the end of  the Tender Offer Period and all the Tender
                         Offer conditions being satisfied.
     ---------------------------------------------------------------------------
          Method    1.   Method of Payment of Consideration

                         The consideration for tendered shares will be paid by Agent Yuanta Securities Co., Ltd. by means of wire transfer to the bank account of the Offeree registered with the TDCC. Or the consideration will be paid with a check marked with parallel lines and restricted from being endorsed, sent via registered mail by the Agent to the address of the Offeree registered with the TDCC.

                    2.   Calculation of Consideration

                         The total amount payable by the Offeror to each Offeree shall be the net price of the number of the acquired shares multiplied by the Tender Offer unit consideration, after deducting the securities transaction tax payable, bank charges for wire-transfer or postage fees for sending checks by registered mail, and other necessary and reasonable fees, each of which should be rounded to the nearest dollar.
     ---------------------------------------------------------------------------
          Location The Agent Yuanta Securities Co., Ltd. will wire the consideration to the Offeree's bank account registered with TDCC or deliver the check, by registered mail, to the address registered at the TDCC.
     ---------------------------------------------------------------------------

2.   Settlement, Transfer and Delivery of Shares Acquired

     ---------------------------------------------------------------------------
          Time Within 6 business days, including the 6th day, after the end of the Tender Offer Period and all the Tender Offer conditions being satisfied.
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
          Method For shares tendered for sale have been delivered to Yuanta Securities Co., Ltd.'s Designated Account for Tender Offer, the securities will be delivered from Yuanta Securities' "Yuanta Securities Co., Ltd. Fuxing Branch Designated Account for Tender Offer" (Account No.: 980B0664141) to Offeror's central deposit account.
     ---------------------------------------------------------------------------
          Location  Yuanta Securities Co., Ltd. Business Office

                    Address: 14F 225 Nanjing East Road, Section 3, Taipei
     ---------------------------------------------------------------------------

3.   Method to Return of the Tendered but Unacquired Securities

     ---------------------------------------------------------------------------
                                            Time
                         -------------------------------------------------------
                         Within 6 business days, including the 6th day, after
                         the end of the Tender Offer Period.
                         -------------------------------------------------------
                                               Method
                         -------------------------------------------------------
          The            For shares tendered for sale have been delivered to
          handling       Yuanta Securities Co., Ltd.'s Designated Account for
          method if      Tender Offer, the securities will be delivered from
          the number     Yuanta Securities' "Yuanta Securities Co., Ltd. Fuxing
          of the         Branch Designated Account for Tender Offer" (Account
          shares         No.: 980B0664141) to the Offeree's central depository
          tendered       account.
          does not
          reach
          the
          Minimum
          Shares
                         -------------------------------------------------------
                                            Location
                         -------------------------------------------------------
                         Yuanta Securities Co., Ltd. Business Office

                         Address: 14F 225 Nanjing East Road, Section 3, Taipei
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     The handling   This is not applicable since the Offeror has offered to
     method for     acquire 100% of the total issued and outstanding shares of
     returning      the Target Company.
     the
     securities
     if the
     number of
     the
     securities
     tendered
     exceeds
     the number
     of
     securities
     to be
     acquired
     by the
     Offeror
     ---------------------------------------------------------------------------

VI.  THE OFFEROR'S SHAREHOLDING IN THE TARGET COMPANY

1. The Offeror's Shareholding (including those of its related persons, its directors and supervisors) in the Target Company:

     (1) Offeror (including its related persons)

     --------------------------------------------------------------------------------
     Shareholding in the Target Company (as of the Declaration Date of Tender Offer)
     --------------------------------------------------------------------------------
           Name              Types of Securities       Volume       Acquisition
                                                                    Price
     --------------------------------------------------------------------------------
     The Offeror
     ----------------
     Related persons     This is not applicable. Neither the Offeror nor its related persons holds any shares of the Target Company.
     ----------------
     Total
     --------------------------------------------------------------------------------

     --------------------------------------------------------------------------------
     Trading History (purchase and sale) for a period of 6 months prior to the filing date of this Tender Offer
     --------------------------------------------------------------------------------
     Name                Date of          Type of         Number of       Acquisition
                         Transaction      Transaction     Securities      Price
     --------------------------------------------------------------------------------
     1. The Offeror
     ----------------
     2. Related          This is not applicable. Neither the Offeror nor its related
     Persons             persons traded in the shares of the Target Company in the 6 months prior to filing the Tender Offer.
     ----------------
     Total
     --------------------------------------------------------------------------------

     (2) Directors and Supervisors of the Offeror

     --------------------------------------------------------------------------------
     Shareholding in the Target Company (as of the Declaration Date of Tender Offer)
     --------------------------------------------------------------------------------
     Title               Types of Securities         Volume            Purchase Price
     --------------------------------------------------------------------------------
     1.  Director
     ----------------
     2.  Supervisor      Not applicable. The directors and supervisors of the Offeror do not hold any securities of the Target Company.
     ----------------
     Total
     --------------------------------------------------------------------------------

     --------------------------------------------------------------------------------
     Trading History (purchase and sale) for a period of 6 months prior to the filing date of this Tender Offer
     --------------------------------------------------------------------------------
     Title               Date of          Type of            Volume        Purchase
                         Transaction      Transaction                      Price
     --------------------------------------------------------------------------------
     1.  Director
     ----------------
     2.  Supervisor      Not applicable. The directors and supervisors of the Offeror did not trade in the shares of the Target Company in the 6 months prior to filing the Tender Offer.
     ----------------
     Total
     --------------------------------------------------------------------------------

2. Shareholding of those shareholders of the Offeror, who are also the directors or supervisors of the Target Company, or who hold more than 10% of shares issued by the Target Company:

Not applicable. None of the shareholders of the Offeror are also the director or supervisor of the Target Company nor do they hold more than 10% of the shares issued by the Target Company.

VII. OTHER TRADING HISTORY OF THE SHARES OF THE TARGET COMPANY BY THE OFFEROR

1. The Offeror's trading of Target Company shares with the following people in the 6 months prior to filing the Tender Offer

--------------------------------------------------------------------------------
            Title               Transaction     Transaction    Price      Volume
                                   Date           Method
--------------------------------------------------------------------------------
Specific    1. Director
Persons     ----------------
of the      2. Supervisor
Target      ----------------
Company     3. Manager
            ----------------
            4. Shareholder      This is not applicable. The Offeror did not
            holding over        trade in the shares of the Target Company in the
            10% shareholding    6 months prior to filing the Tender Offer.
            of the Target
            Company
            ----------------
            5. Related
            Persons
--------------------------------------------------------------------------------

2. The material terms and conditions of any agreement between the Offeror and any of the persons described above

--------------------------------------------------------------------------------
                Status          Content of important agreements or arrangements
--------------------------------------------------------------------------------
Specific        1.  Director    I. To make the completion of this Tender Offer
Persons of                      successful, the foreign parent company of the
the Target                      Offeror, Eaton Corporation ("EATON"), has
Company                         executed a share purchase agreement with two
                                shareholders, i.e., the Target Company's
                                chairman and president Mr. Zhen Shui-zhu
                                ((CHINESE CHARACTERS)) and his spouse ("MAJOR
                                SHAREHOLDERS"), on December 20, 2007. The Major
                                Shareholders have agreed to participate in this
                                Tender Offer and offer to sell the 87,212,671
                                shares of the
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Target Company they hold ("OFFERED SHARES"),
                                accounting for approximately 20.5% of the issued
                                and outstanding shares of the Target Company.
                                Certain material terms and conditions of the
                                abovementioned share purchase agreement are
                                provided below (the Chinese translation may not
                                fully represent the original version of the SPA
                                and the original version SPA shall prevail in
                                case of any discrepancy between Chinese and the
                                original text):

                                1. Tender Offer

                                Eaton shall appoint its affiliate in the ROC as the Offeror to launch on the Launch Date a public Tender Offer in accordance with Paragraph
                                3, Article 43-1 of the ROC Securities and
                                Exchange Law, to acquire a minimum of 51% and up to 100% of the shares of the Target Company.

                                2. Participation in the Tender Offer

                                The Major Shareholders agree to participate in the Tender Offer by offering all their Offered
                                Shares for sale.

                                3. Exclusivity Period

                                Starting from the date of the SPA until the
                                later of (i) the Closing Date of the Tender
                                Offer and (ii) if any competing tender offer is
                                launched during the Tender Offer period, until
                                the day after the final day and closure of the
                                competing tender offer period, neither of the
                                Major Shareholders shall: (i) other than the
                                sale and transfer pursuant to this Tender Offer,
                                sell, transfer, assign, pledge or grant any
                                other right, interest or security in any of the
                                Shares, (ii) acquire any additional shares in
                                the Target Company; (iii) accept or support any
                                other tender offer or purchase proposal for any
                                shares of the Target Company; (iv) allow the
                                Target Company to issue any additional shares or
                                other Equity Interests; or (v) agree to take any
                                of the foregoing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                actions.

                                II. Director of the Target Company, Mr. Shi-huan
                                Wei signed an undertaking on December 20, 2007
                                to the Offeror agreeing to participate in the
                                Tender Offer by selling the shares of the
                                Offeree he holds.  Director Mr. Xian-rong Wei
                                and Mr. Zhuo-ming Xie also signed such an
                                undertaking.
                ----------------------------------------------------------------
                2. Supervisor   Supervisor of the Target Company Mr. Gen-song
                                Tsai signed an undertaking on December 20, 2007
                                to the Offeror agreeing to participate in the
                                Tender Offer by selling the shares of the Target
                                Company he holds.
                ----------------------------------------------------------------
                3. Manager      Same as no. 1
                ----------------------------------------------------------------
                4. 10% or       Same as no. 1
                more
                shareholders
                ----------------------------------------------------------------
                5. Related      None.
                parties
--------------------------------------------------------------------------------

VIII. THE OPERATION PLAN OF THE OFFEROR FOR THE TARGET COMPANY

1.   Purpose and plan to acquire the shares of the Target Company

--------------------------------------------------------------------------------

|X| There is an intention to continue to operate the Acquired Company after acquisition.
The plans for future operations are:

1. Upon the completion of this Tender Offer, the Target Company and its 100% owned subsidiary, Fu-Ruie Investment Co., Ltd, will each hold a board or shareholders meeting to review and approve the merger proposal. The Target Company will become the surviving company, and Fu-Ruie Investment Co., Ltd will become the dissolved company. The Offeror may, as an alternative, have the shares of the Target Company held by Fu-Ruie Investment Co., Ltd cancelled by using other means permitted by the law and relevant regulations. Then the Offeror and the Target Company will each hold a board meeting or shareholder meeting (depending on the number of shares acquired), to review and approve the cash merger proposal with the Offeror ("Merger"). The Offeror will become the surviving company, and shall offer as merger consideration to purchase the shares of the Target Company at NT$ 50 per share, which is the same as the consideration offered in this Tender Offer. The effective date of the Merger will be determined by the boards of the two companies after the terms and conditions set forth in the Merger Agreement have been fulfilled. Shareholder please note that, upon the completion of this Tender Offer, the Offeror will hold at least 51% of the Target Company's issued shares. Pursuant to the Company Law and other relevant regulations, the Offeror's shareholding alone will be sufficient to pass the resolution at the shareholders meeting of the Target Company to approve the Merger with the Offeror, with the Target Company being the dissolving company. After the Target Company merges into the Offeror, its shares can no longer be traded on the TSE and those shares will be delisted after obtaining approval from the SFB of the FSC and the TSE.

2. The main business of the Target Company is to manufacture, provide services and sell facilities that support uninterruptable power supply system and relating equipment. The total sales of the Target Company in 2007 are NT$16,100,000,000 and the EBITDA is NT$1,700,000,000. After the
     acquisition, the Offeror will continue to manage and maintain the performance of business of the Target Company. The Offeror and the Target Company will complement and create synergy with each other in uninterruptible power supply system and services and global distribution channels. The Offeror will endeavor to operate the business to make the synergy work and provide further opportunity to the employees of the Target Company.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[ ] Plans on transferring or assigning the securities of the Target Company within a year after the Tender Offer.

After the completion of this Tender Offer, the Offeror intends to conduct the Merger with the Offeror with the Offeror being the surviving company and the Target Company being the dissolving company. Currently, the Offeror does not plan to transfer the shares of the Target Company so acquired within 1 year.
--------------------------------------------------------------------------------

2.   Plans for the Target Company after the completion of the Tender Offer:

--------------------------------------------------------------------------------
Dissolution         [ ] No

                    [X] Yes-The details of the plan are as below:

                    The Offeror intends to conduct the merger with the Target
                    Company afterwards, with the Offeror being the surviving
                    company. If the Offeror conducts a merger with the Target
                    Company, the Target Company will be merged into the Offeror and accordingly will cease to exist.
--------------------------------------------------------------------------------
Delisting           [ ] No

                    [X] Yes - The details of the plan are as the same as above.
--------------------------------------------------------------------------------
Corporate           [ ] No
Changes
                    [X] Yes --The details of the plan are as the same as above.
--------------------------------------------------------------------------------
Capital             [ ] No
Changes
                    [X] Yes --The details of the plan are as the same as above.
--------------------------------------------------------------------------------
Changes in          [X] No
the Business
Plan                [ ] Yes

                    If the Offeror merges with the Target Company as described above, it may need to adjust the original business plan if necessary. However, no such plans have been confirmed.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Changes in          [X] No
Financial
Conditions          [ ] Yes

                    If the Offeror merges with the Target Company as described above, it may need to adjust the financial conditions if
                    necessary. However, no such plans have been confirmed.
--------------------------------------------------------------------------------
Manufacturing       [X] No
Changes
                    [ ] Yes

                    If the Offeror merges with the Target Company as described above, it may need to adjust the production if necessary.
                    However, no such plans have been confirmed.
--------------------------------------------------------------------------------
Other               [ ] No
Material
Events That         [X] Yes
Affect the
Shareholders'       Other than the potential merger between the Target Company
Interests in        and Fu-Ruie Investment Co., Ltd, and the Offeror's merger
the Target          with the Target Company, there is no other material matter
Company             that could affect the interests of the shareholders of the
                    Target Company.
--------------------------------------------------------------------------------

3.   Plans to Replace Any of the Following Persons of the Target Company

--------------------------------------------------------------------------------
Director            Position change: |X| Yes    [ ] No

                    Plan content:

                    Through this Tender Offer, the Offeror proposes to obtain 100% of the shares in the Target Company and plans to merge with the Target Company. Upon the completion of this Tender Offer, the Target Company will call a special shareholders' meeting for re-election of directors.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Supervisor          Position change: |X| Yes    [ ] No

                    Plan content:

                    The Offeror proposes to obtain 100% of the shares in the
                    Target Company and plans to merge with the Target Company.
                    Upon the completion of this Tender Offer, the Target Company will call a special shareholders meeting for re-election of the supervisor.
--------------------------------------------------------------------------------
Manager             [ ] retirement, layoff with compensation       [ ] change of
                                                                       position

                    |X| others:

                    The Offeror proposes to obtain 100% of the shares in the
                    Target Company and plans to merge with the Target Company.
                    The Offeror will make a decision after considering the
                    post-merger structural adjustment needs and human resource strategies.
--------------------------------------------------------------------------------
Other Employees     [ ] retirement, layoff with compensation       [ ] change of
                                                                       position

                    |X| others:

                    The Offeror proposes to obtain 100% of the shares in the Target Company and plans to merge with the Target Company. The Offeror will make a decision after considering the post-merger structural adjustment needs and human resource strategies.
--------------------------------------------------------------------------------

4. Details of any merger or acquisition plan or disposal plan in respect of the securities or major assets of the Target Company within one year from the completion of the Tender Offer

--------------------------------------------------------------------------------
[ ] No

|X| Yes         Contents of plans--Upon the completion of this Tender Offer, the
Target Company and its 100% owned subsidiary, Fu-Ruie Investment Co., Ltd, will each hold a board or shareholders meeting to review and approve the merger proposal. The Target Company will become the surviving company, and Fu-Ruie Investment Co., Ltd will become the dissolved company. The Offeror may, as an alternative, have the shares of the Target Company held by Fu-Ruie Investment Co., Ltd cancelled by using other means permitted by the law and relevant regulations. Then the Offeror and the Target Company will each hold a board meeting or shareholder meeting (depending on the number of shares acquired), to pass a resolution on the Cash Merger. The Offeror will become the surviving company, and shall offer as merger consideration to purchase the shares of the Target Company at NT$ 50 per share, which is the same as the consideration offered in this Tender Offer. The effective date of the Merger will be determined by the Boards of the two
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
companies after the conditions under the Merger Agreement are satisfied. Shareholders please note that, upon the completion of this Tender Offer, the Offeror will hold at least 51% of the Target Company's issued shares. Pursuant to the Company Law and other relevant regulations, the Offeror's shareholding alone will be sufficient to pass the resolution at the shareholders meeting of the Target Company to approve the Merger with the Offeror, with the Target Company being the dissolving company. After the Target Company merges into the Offeror, its shares can no longer be traded on the TSE and those shares will be delisted after obtaining approval from the SFB of the FSC and the TSE.
--------------------------------------------------------------------------------

IX.  RESOLUTION AND FAIRNESS OPINION

--------------------------------------------------------------------------------
1. The board/shareholders meetings minutes of the Offeror approving this Tender Offer (Please see Appendix 1)
--------------------------------------------------------------------------------
2. Fairness opinion issued by an independent expert on the consideration for this Tender Offer (Please see Appendix 2)
--------------------------------------------------------------------------------

X.   OTHER MATERIAL INFORMATION AND EXPLANATION

None